                                                                    Exhibit 10.2
                                                                    ------------
                             SUBSCRIPTION AGREEMENT
                             ----------------------

                  THIS SUBSCRIPTION AGREEMENT (this "Agreement") is dated as of
                                                     ---------
June 25, 2002, by and among ITC^DeltaCom, Inc., a Delaware corporation with its principal place of business at 1791 O.G. Skinner Drive, West Point, Georgia, 31833 (the "Company"), Campbell B. Lanier, III, with a place of business at 3300
            -------
20th Avenue, Valley, Alabama, 36854 (the "Purchaser"), and ITC Holding Company,
                                          ---------
Inc., a Delaware corporation with its principal place of business at 3300 20th Avenue, Valley, Alabama 36854 ("Holding").
                                -------

                                    Recitals
                                    --------

                  A. The Company intends to consummate a financial restructuring pursuant to a pre-negotiated plan of reorganization (the "Plan")
                                                                        ----
that will be subject to confirmation pursuant to chapter 11 of title 11 of the United States Code (the "Chapter 11 Case").
                         ---------------

                  B. The terms of the Plan as agreed to by the Company and certain holders of the Company's 11% Senior Notes due 2007, 8[mid dot]% Senior Notes due 2008, 9 3/4% Senior Notes due 2008 and 4 1/2% Convertible Subordinated Notes due 2006 (collectively, the "Notes") are set forth in the term sheet
                                   -----
attached to this Agreement as Appendix 1 (the "Plan Term Sheet") and made a part
                              ----------       ---------------
hereof.

                  C. The Plan requires the Company to raise gross proceeds of at least $30,000,000 from the issuance and sale of Series A convertible preferred stock of the reorganized Company (the "Series A Preferred Stock") upon
                                                 ------------------------
the terms described in the Plan Term Sheet.

                  D. The Company wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Company, Series A Preferred Stock for an aggregate purchase price of $15,000,000 upon the terms and conditions set forth in this Agreement (the "Investment").
                        ----------

                  E. The Purchaser will not make the Investment unless it receives funding from Holding for such purpose and the other conditions to the Purchaser's obligations hereunder are satisfied.

                  F. Holding, which is currently a stockholder of the Company, is willing to provide such funding to the Purchaser, as described below, but only if the Investment is conditioned upon certain releases of Holding and its affiliates referred to herein becoming legally binding as part of the Plan and only if the Company agrees with Holding to provide to Holding the additional release referred to herein, and the Company is willing to provide such additional release in order to obtain the commitment of Holding to fund the Investment.

                  G. SCANA Corporation, which is currently a stockholder of the Company, has agreed in a subscription agreement of even date herewith to purchase Series A Preferred Stock for an aggregate purchase price of $15,000,000 upon the terms and conditions set forth in such agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  1.     Subscription.
                         ------------

                  (a) Subject to the terms and conditions of this Agreement, the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company, for an aggregate purchase price of $15,000,000, 150,000 shares of Series A Preferred Stock (the "Preferred Shares") at a stated price of $100 per
                               ----------------
share (such $15,000,000 amount, as adjusted pursuant to this paragraph (a), the "Committed Amount"). The Committed Amount shall be reduced by $1.00 for every
 ----------------
$2.00 of gross proceeds received by the Company from the sale of Series A Preferred Stock in the rights offering described in the Plan Term Sheet. Upon any adjustment of the Committed Amount, the number of Preferred Shares to be purchased and sold at the Closing (as defined in paragraph (d) below) shall be proportionately reduced.

                  (b) At the Closing, the Company shall issue to the Purchaser, for no additional consideration, warrants (the "Warrants") to
                                                           --------
purchase shares of the common stock of the reorganized Company (the "New Common
                                                                     ----------
Stock") constituting 1% of the equity of the reorganized Company as set forth in
-----
the Plan Term Sheet, provided, however, that if the Committed Amount and the number of Preferred Shares to be purchased and sold at the Closing shall be reduced pursuant to paragraph (a) above, the number of Warrants issuable at the Closing shall be proportionately reduced.

                  (c) At the Closing, the Company shall issue to Campbell B. Lanier, III ("Lanier"), in consideration for the purchase commitment set forth
              ------
in this Agreement, shares of New Common Stock constituting 1% of the equity of the reorganized Company as set forth in the Plan Term Sheet (such shares of New Common Stock, together with the Preferred Shares and the Warrants, the "Securities").
     ----------

                  (d) The closing of the purchase and sale of the Securities (the "Closing") shall take place substantially concurrently with the other
      -------
transactions contemplated by the Plan to take place on the effective date of the Plan (the "Plan Effective Date"), including the cancellation of the Notes and
           -------------------
the Company's existing equity securities and the issuance of the New Common
Stock.

                  2.     Obligations of Holding. Subject to the terms and
                         ----------------------
conditions of this Agreement, Holding shall redeem or purchase from Lanier prior to the date of the Closing (the "Closing Date") such amount of the capital stock
                                 ------------
of Holding held by Lanier as shall be necessary to enable Lanier to have immediately available funds at the Closing in an amount equal to the Committed Amount. The aggregate purchase price of securities Holding shall be obligated to purchase pursuant to this Agreement, including the purchase price of any securities that Holding shall become obligated pursuant to Section 5(b) to purchase from any Holding Assignee (as defined in Section 5(a)), shall not exceed $15,000,000.

                  3.     Representations and Warranties.
                         ------------------------------

                  (a) The Company represents and warrants to the Purchaser and Holding that (i) the Company has the requisite corporate power and authority to enter into this Agreement and, upon the satisfaction of the condition set forth in Section 4(a)(i), will have the requisite corporate power and authority to consummate the transactions contemplated hereby to be consummated by the Company, (ii) the execution and delivery of this Agreement by the Company have been duly authorized by all necessary corporate action of the Company, (iii) this Agreement has been duly and validly executed and delivered by the Company and (iv) this Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity.

                  (b) The Purchaser represents and warrants to the Company and Holding as follows:

                  (i) The Purchaser has sufficient knowledge and experience in financial and business matters and information relating to the business, operations, financial condition and prospects of the Company to evaluate the merits and risks of an investment in the Securities and in the New Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants (the Securities and such New Common Stock together, the "Investment Securities"). The Purchaser
                                         ---------------------
         is an accredited investor (an "Accredited Investor") within the meaning
                                        -------------------
         of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser will acquire the
                                --------------
         Investment Securities solely for the Purchaser's own account and for investment and not with a view to, or for sale in connection with, the distribution of the Investment Securities. The Purchaser understands that the Investment Securities have not been and will not be registered under the Securities Act or any applicable state securities laws and that the Securities may be resold, pledged, hypothecated, transferred or otherwise disposed of only if registered under the Securities Act and applicable state securities laws or if an exemption from such registration requirements is available.

                  (ii) The Purchaser has the capacity to enter into this Agreement and to consummate the transactions contemplated hereby to be consummated by the Purchaser. The Purchaser has as of the date hereof, or upon the sale of capital stock or other securities to Holding as provided in this Agreement will have, sufficient immediately available funds to purchase the Preferred Shares to be purchased by the Purchaser and sold hereunder. The Purchaser has duly executed and delivered this Agreement. This Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity. There exists no contractual or other legal restriction that would limit the ability of the Purchaser to fulfill the Purchaser's obligations under this Agreement. Holding and Lanier have agreed on the price and other terms on which any such redemption or purchase of capital stock held by Lanier would be consummated.

                  (c) Holding represents and warrants to the Company and the Purchaser that (i) Holding has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby to be consummated by Holding, (ii) the execution and delivery of this Agreement by Holding and the consummation by Holding of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Holding,
(iii) this Agreement has been duly and validly executed and delivered by Holding, (iv) this Agreement constitutes a valid and binding agreement of Holding enforceable against Holding in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity, (v) there exists no contractual or other legal restriction (including, without limitation, any restriction under the General Corporation Law of the State of Delaware) that would limit Holding's ability to fulfill its obligations under this Agreement (including, without limitation, Holding's redemption and purchase obligations under Sections 2 and 5(b)), (vi) Holding has sufficient funds to pay the purchase price for all of the capital stock that it may become obligated to redeem or purchase pursuant to Sections 2 and 5(b) and (vii) Holding and Lanier have agreed on the price and other terms on which any such redemption or purchase of capital stock held by Lanier would be consummated.

                  4.     Conditions to Obligations of the Company, the Purchaser
                         -------------------------------------------------------
and Holding.
-----------

                  (a) The obligations of the Company, the Purchaser and Holding to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

                         (i) the Plan shall have been confirmed by the United States Bankruptcy Court for the District of Delaware on substantially the terms set forth in the Plan Term Sheet, and an unstayed order by such Bankruptcy Court approving the transactions contemplated by the Plan shall have been entered, on or before December 31, 2002;

                         (ii) the other transactions contemplated by the Plan to occur on the Plan Effective Date (including, without limitation, the cancellation of the Notes and the Company's existing equity securities and the issuance of the New Common Stock) shall have been consummated substantially concurrently with the Investment on substantially the terms set forth in the Plan Term Sheet;

                         (iii) on the Plan Effective Date, the holders of Notes representing at least 51% of the principal amount of all outstanding Notes (including Appaloosa Management L.P. and its affiliates that beneficially own or control Notes) shall be legally bound by a release in substantially the form attached to this Agreement as Appendix 2;
                                       ----------

                         (iv) on the Plan Effective Date, the Company shall be legally bound by a release in substantially the form attached to this Agreement as Appendix 3;
                                                ----------

                         (v) the Series A Preferred Stock to be purchased and sold at the Closing shall have substantially the same terms, powers, preferences and rights as those set forth in the Plan Term Sheet and such other terms, powers, preferences and rights as are customary for similar securities;

                         (vi) the Warrants to be issued at the Closing shall have substantially the same terms as those set forth in the Plan Term Sheet and such other terms as are customary for substantially similar securities;

                         (vii) the Company, the Purchaser and Holding shall have executed and delivered such other documents as are customary for transactions such as the Investment, including, without limitation, a purchase agreement (the "Purchase
                                                                 --------
                  Agreement") containing customary representations, warranties,
                  ---------
                  covenants (including, without limitation, covenants of the Company providing for securities registration rights with respect to the Investment Securities) and closing conditions (including, without limitation, as a condition to the Purchaser's obligation to close, the absence of a material adverse change affecting the Company, with customary exceptions relating to the filing and continuation of the Chapter 11 Case);

                         (viii) no preliminary or permanent injunction or other order by any governmental entity which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect;

                         (ix) no statute, rule, regulation or other law shall have been enacted by any governmental entity which would prevent or make illegal the consummation of the transactions contemplated by this Agreement; and

                         (x) all necessary or required consents, orders, approvals or authorizations of, notifications or submissions to, filings with, licenses or permits from, or exemptions or waivers by, any governmental entity, stock exchange or other person shall have been made or obtained, except where the failure by a party to make or obtain any of the foregoing would not have a material adverse effect on such party's ability to perform its obligations under this Agreement; provided that any failure by the Company to obtain any necessary or required consents from any party to lawsuits or other proceedings which challenge the Company's rights to use its network easements, rights-of-way, franchises or licenses shall not be deemed a failure to satisfy this condition with respect to the Company's obligations.

                  (b) The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver at or prior to the Closing Date of the additional condition that Holding shall have executed and delivered to the Company a release, reasonably satisfactory to the Company in form, scope and substance, pursuant to which the Company and its officers, directors, employees and affiliates will be released from any and all claims or liabilities, including, without limitation, any and all claims or liabilities arising under or in connection with actions taken or omitted to be taken by the Company under the Investment Agreement dated as of February 27, 2001, as amended as of May 29, 2001, among the Company, Holding, SCANA Corporation and HBK Master Fund L.P. (the "Investment Agreement").
                                                 --------------------

                  (c) The obligations of the Purchaser and Holding to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver at or prior to the Closing Date of the additional condition that the Company shall have executed and delivered to Holding a release, reasonably satisfactory to Holding in form, scope and substance, pursuant to which Holding and its officers, directors, employees and affiliates will be released from any and all claims or liabilities, including, without limitation, any and all claims or liabilities arising under or in connection with actions taken or omitted to be taken by Holding under the Investment Agreement.

                  (d) The obligations of the Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver at or prior to the Closing Date of the additional condition that Holding shall have complied with its obligations pursuant to Sections 2 and 5(b).

                  5.     Assignment of Purchase Commitment.
                         ---------------------------------

                  (a) Until the 35th day following the date of this Agreement, Lanier may assign all or any portion of his commitment to purchase the Preferred Shares at the Closing and his related obligations to a limited number of persons (each, an "Assignee") who are Qualified Investors (as defined
                             --------
in this Section 5(a)). Within such 35-day period, Lanier and each Assignee shall enter into, and shall become bound by, the Purchase Agreement. As a condition to the effectiveness of any assignment by Lanier pursuant to this Section 5(a), the Assignee shall execute a counterpart signature page to this Agreement. By so executing a counterpart signature page to this Agreement, each Assignee shall be deemed a "Purchaser" bound by this Agreement (including all of the terms, conditions and covenants of this Agreement that are applicable to the Purchaser and to Investment Securities held by the Purchaser) and to have made all of the representations and warranties set forth in Section 3(b); provided that no Assignee shall be entitled to receive any portion of the New Common Stock referred to in Section 1(c) or shall have the right of assignment granted to Lanier pursuant to this Section 5(a). Each Purchaser shall be obligated hereunder to purchase such Purchaser's pro rata portion of the Preferred Shares based on the amount of the purchase commitment assigned by Lanier to such Purchaser. An assignment by Lanier pursuant to this
Section 5(a) shall not relieve him of any of his obligations as Purchaser under this Agreement, including, without limitation, his obligation to purchase the Committed Amount as provided in Section 1(a) if and to the extent that any Assignee fails to make such Assignee's Investment as required pursuant to this Agreement. The obligations of each Purchaser under this Agreement shall be several and not joint with the obligations of any other Purchaser, and, subject to the obligations of Lanier pursuant to the next preceding sentence, no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser. Without limiting the generality of the foregoing, no purchase of Preferred Shares by any Purchaser hereunder shall be a condition precedent to the obligation of any other Purchaser to purchase Preferred Shares hereunder. For purposes of this Section 5(a), a "Qualified Investor" is a person that (i) certifies to the Company, and provides the Company with such information as the Company may require to enable it to form a reasonable belief, that such person is an Accredited Investor and (ii) had a preexisting substantive relationship with the Company prior to the date such person becomes an Assignee, whether as a result of such person's position or affiliation with the Company or with Holding, or such person's service as a financial adviser to the Company, or is otherwise determined to be qualified in the reasonable discretion of the Company.

                  (b) Subject to the terms and conditions of this Agreement, Holding shall redeem or purchase from each stockholder of Holding that is an Assignee (a "Holding Assignee") prior to the Closing Date, upon the written
             ----------------
request of such Holding Assignee, such amount of the capital stock or other securities of Holding held by such Holding Assignee as shall be necessary to provide such Holding Assignee with immediately available funds at the Closing in an amount sufficient to enable the Holding Assignee to pay the purchase price of the portion of the purchase commitment assigned by Lanier to such Holding Assignee pursuant to Section 5(a).

                  6.     Covenants.
                         ---------

                  (a) At any time or from time to time after the date of this Agreement, each party agrees to execute and deliver any further instruments or documents and to take, or cause to be taken, and to do, or cause to be done, and to assist and cooperate with each other party in doing, all things necessary, proper, desirable or advisable to evidence or effectuate the consummation of the transactions contemplated by this Agreement and otherwise to carry out the intent of the parties hereunder.

                  (b) If the Purchaser obtains from the Company or any of its authorized representatives any confidential information, the Purchaser (i) shall treat all such confidential information as confidential, (ii) shall use such confidential information only for the purposes contemplated in this Agreement and (iii) shall not disclose such confidential information to any third party except to such officers, employees, counsel, accountants and other authorized representatives of the Purchaser who need to know such confidential information for the purpose of effectuating the transactions contemplated by this Agreement and who have been informed of and have agreed to protect the confidential nature of such confidential information. For purposes of this Section 6(b), "confidential information" means information relating to the Company's business, intellectual property and processes, operations, strategies, liquidity and financial condition, reorganization terms, pricing policies, markets, customers, distribution, sales, marketing and production and future business plans and any other information of a "confidential" nature, specifically including any information that is identified orally or in writing by the Company to be confidential, or that the Purchaser should reasonably understand under the circumstances to be confidential, provided that confidential information shall not include any such information which (i) was in the public domain on the date hereof or subsequently comes into the public domain other than through the fault or negligence of the Purchaser, (ii) was lawfully obtained by the Purchaser from a third party without breach of this Agreement and otherwise not in violation of the Company's rights, (iii) was known to the Purchaser at the time of disclosure of such confidential information to the Purchaser by the Company, provided that the Purchaser was not, at such time, subject to any confidentiality obligation with respect thereto, or (iv) was independently developed by the Purchaser without making use of any confidential information.

                  (c) Holding hereby acknowledges to the Company that it supports the terms of the Plan as set forth in the Plan Term Sheet. Holding agrees that, for so long as it is the beneficial owner of Notes, common stock of the Company or Series B-1 or Series B-2 Cumulative Convertible Preferred

Stock of the Company (collectively, the "Holding Securities"), it (i) shall
                                         ------------------
vote, or shall cause its subsidiaries that own Holding Securities of record to vote, its claims in respect of the Holding Securities in favor of the Plan (provided that the terms of the Plan are substantially the same as the terms of the Plan Term Sheet) and (ii) shall not object to, delay, impede or take any other action to interfere, directly or indirectly, with the acceptance or implementation of the Plan, including commencing any action to oppose or object to the Plan. The provisions of this Section 6(c) shall not in any way limit or condition the right of Holding or any of its subsidiaries to sell, transfer or otherwise dispose of (a "transfer") any or all of the Holding Securities at any
                         --------
time or to any person (a "Transferee") in the sole and absolute discretion of
                          ----------
Holding or any such subsidiary; provided, however, that, if and to the extent that Holding or any such subsidiary transfers any of the Holding Securities before the date of confirmation of the Plan, Holding shall use its reasonable best efforts to obtain, or to cause such subsidiary to obtain, the agreement of the Transferee prior to the effectiveness of such transfer to be bound by the terms of this Section 6(c) with respect to the Holding Securities being transferred to the Transferee. Such agreement of the Transferee shall be confirmed in a writing, which may include a trade confirmation issued by a broker or dealer, acting as principal or as agent for the Transferee, stating that such agreement is a term of such transfer.

                  (d) Lanier hereby acknowledges to the Company that he supports the terms of the Plan as set forth in the Plan Term Sheet. Lanier agrees that, for so long as he is the beneficial owner of Notes, preferred stock of the Company or common stock of the Company (collectively, the "Lanier
                                                                  ------
Securities"), he (i) shall vote his claims in respect of the Lanier Securities
----------
in favor of the Plan (provided that the terms of the Plan are substantially the same as the terms of the Plan Term Sheet) and (ii) shall not object to, delay, impede or take any other action to interfere, directly or indirectly, with the acceptance or implementation of the Plan, including commencing any action to oppose or object to the Plan. Lanier shall not sell, transfer or otherwise dispose of (a "transfer") any of the Lanier Securities before the date of
               --------
confirmation of the Plan except to a person (a "Transferee") who agrees prior to
                                                ----------
the effectiveness of the transfer to be bound by the terms of this Section 6(d) with respect to the Lanier Securities being transferred to the Transferee. Such agreement of the Transferee shall be confirmed in a writing, which may include a trade confirmation issued by a broker or dealer, acting as principal or as agent for the Transferee, stating that such agreement is a term of such transfer.

                  (e) Lanier and each Assignee, if any, shall enter into the same Purchase Agreement with the Company and Holding and, in all dealings with the Company and Holding hereunder and in connection with the negotiation, preparation, execution, delivery and performance of the Purchase Agreement and the other agreements and instruments contemplated hereby and thereby, shall be represented by a single law firm designed by Lanier ("Purchaser Counsel"). On the Plan Effective Date, the Company shall pay, in an
  -----------------
amount not to exceed $150,000, the reasonable fees and expenses of Purchaser Counsel and all other costs and expenses incurred by Lanier and any other Purchasers hereunder and in connection with the negotiation, preparation, execution, delivery and performance of the Purchase Agreement. In addition, on the Plan Effective Date, the Company shall pay, in an amount not to exceed $40,000, the reasonable fees and expenses of Holding's counsel and all other costs and expenses incurred by Holding hereunder and in connection with the negotiation, preparation, execution, delivery and performance of the Purchase Agreement.

                  7.     Miscellaneous Provisions.
                         ------------------------

                  (a) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent thereto of the Company, the Purchaser and Holding; provided that if any Assignee shall be a Purchaser under this Agreement, any such amendment, modification or supplement, or consent to any such waiver or departure from the provisions of this Agreement, shall require the written consent of Purchasers that have subscribed for a majority of the Preferred Shares to be purchased and sold hereunder.

                  (b) Except as set forth in Section 5, neither this Agreement nor any rights which may accrue to any party hereunder may be transferred or assigned without the prior written consent of each non-assigning party.

                  (c) All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when
(i) delivered personally to the recipient, (ii) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. New York City time on a business day, and otherwise on the next business day, or (iii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands, requests, consents and other communications shall be sent to the parties at the following addresses:

                  (i)    if to the Company:

                  ITC^DeltaCom, Inc.
                  1791 O.G. Skinner Drive

                  West Point, Georgia, 31833
                  Attention:  General Counsel
                  Telecopy no.:  (256) 382-3936

                  (ii)   if to Campbell B. Lanier, III, to his attention at:

                  c/o ITC Holding Company, Inc.
                  3300 20th Avenue
                  Valley, Alabama 36854
                  Telecopy no.:  (334) 768-5067

                  with a copy to:

                  Philip P. Gura
                  B. Knox Dobbins
                  Sutherland Asbill & Brennan LLP
                  999 Peachtree Street, NE
                  Atlanta, Georgia  30309
                  Telecopy no.:  (404) 853-8806

                  (iii)  if to Holding:

                  ITC Holding Company, Inc.
                  3300 20th Avenue
                  Valley, Alabama 36854
                  Attention:  General Counsel
                  Telecopy no.:  (334) 768-5067

or to such other address or to the attention of such other person as the receiving party has specified by prior written notice to the sending party. Notices, demands, requests, consents or other communications required or desired to be delivered to any Assignee having rights or obligations pursuant to this Agreement shall be addressed to such Assignee at the address and/or to the attention of such person as such Assignee shall designate by written notice to the Company.

                  (d) This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state.

                  (e) Any process against any party in, or in connection with, any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, may be served personally or by certified mail pursuant to the notice provision set forth in Section 7(c) with the same effect as though served on it personally. Each party hereby irrevocably submits in any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby to the exclusive jurisdiction and venue of the federal and state courts of the State of Delaware and irrevocably waives any and all objections to exclusive jurisdiction and review of venue that any such party may have under the laws of the State of Delaware or the United States. Without limiting the other remedies, this Agreement shall be enforceable by specific performance. Each party hereby irrevocably designates RL&F Service Corp. (the "Process Agent"), with offices at the date hereof at One Rodney
            -------------
Square, 920 King Street, Wilmington, Delaware, 19899, as its designee, appointee and agent to receive, for and on its behalf, service of process in the State of Delaware in any legal action or proceedings by the parties hereto with respect to this Agreement and the transactions contemplated hereby, and such service shall be deemed complete upon delivery thereof to the Process Agent, provided that in the case of any such service upon the Process Agent, the party effecting such service shall also deliver a copy thereof to the other parties in accordance with the notice provision set forth in Section 7(c). Each party shall take all such action as may be necessary to continue such appointment in full force and effect or to appoint another agent, who will thereafter be referred to herein as the "Process Agent," so that each such party shall at all times have an agent for service for the foregoing purposes in the State of Delaware.

                  (f) The Company, the Purchaser and Holding hereby waive any right they may have to a trial by jury in respect of any suit, action or proceeding directly or indirectly arising out of, under or in connection with this Agreement.

                  (g) The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  (h) Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns and verbs shall include the plural, and vice versa.

                  (i)    This Agreement, including Appendix 1, Appendix 2 and
                                                   ----------  ----------
Appendix 3 hereto, contains the entire agreement of the parties with respect to
----------
the subject matter of this Agreement, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

                  (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

                  (k) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

                  (l) Holding's obligations set forth in this Agreement (including, without limitation, Holding's redemption and purchase obligations under Sections 2 and 5(b)) are for the benefit of, and may be directly enforced by, Lanier, each Holding Assignee and/or the Company.

                  (m) This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.

                  (n) This Agreement shall be binding upon each party hereto and such party's heirs, executors, administrators, successors and permitted assigns. Without limiting the generality of the foregoing, this Agreement shall survive the death or disability of Lanier and each other Purchaser that is a natural person.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                         Company:

                                         ITC^DELTACOM, INC.

                                         By:  /s/ J. Thomas Mullis
                                            ------------------------------------
                                         Name:  J. Thomas Mullis
                                              ----------------------------------
                                         Title:  Senior Vice President-Legal and
                                               ---------------------------------
                                                 Regulatory
                                                 ----------

                                         Purchaser:
                                         /s/ Campbell B. Lanier, III
                                         ---------------------------------------
                                         Campbell B. Lanier, III

                                         Holding:
                                         ITC HOLDING COMPANY, INC.
                                         By:  /s/ Dabsey M. Gray
                                            ------------------------------------
                                         Name:  Dabsey M. Gray
                                              ----------------------------------
                                         Title:  VP/Controller
                                               ---------------------------------

                                   APPENDIX 1
                                   ----------

         [ITC^DeltaCom, Inc. Term Sheet is filed as part of Exhibit 10.1 to this
                           Current Report on Form 8-K]

                                   APPENDIX 2
                                   ----------

                  (b) Releases by Holders of Claims. On the Effective Date, each holder of Notes that [has consented or has been otherwise determined to be bound] [manner of binding Noteholders to be determined] in consideration for the obligations of ITC Holding Company, Inc. and SCANA Corporation under the Subscription Agreements will be deemed to release, waive and discharge all claims, causes of action and liabilities (other than the rights of such holder of Notes to enforce the Subscription Agreements), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtor (including, without limitation, any claims or causes or action arising under or in connection with actions taken or omitted to be taken by ITC Holding Company, Inc. or SCANA Corporation under the Investment Agreement), against the current and former officers and directors of the Debtor and against ITC Holding Company, Inc., SCANA Corporation and their respective officers, directors, employees and affiliates.

                                   APPENDIX 3
                                   ----------

                  (a) Releases by the Debtor. As of the Effective Date, for good and valuable consideration, the Debtor, in its individual capacity and as debtor in possession, and the Reorganized Debtor will be deemed to release, waive and discharge all claims and causes of action and liabilities (other than the rights of the Debtor or the Reorganized Debtor to enforce the Subscription Agreements, the Plan and the contracts, instruments, releases, indentures and other agreements or documents delivered thereunder) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtor (including, without limitation, any claims or causes or action arising under or in connection with actions taken or omitted to be taken by ITC Holding Company, Inc. or SCANA Corporation under the Investment Agreement) that could have been asserted by or on behalf of the Debtor or its Estate or the Reorganized Debtor against ITC Holding Company, Inc., SCANA Corporation or their respective officers, directors, employees and affiliates.

                  The foregoing release will also be given to the current and former officers and directors of the Debtor.